UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 21, 2015

CHS Inc.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-36079

Minnesota	41-0251095
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

5500 Cenex Drive
Inver Grove Heights, Minnesota 55077
(Address of Principal Executive Offices) (Zip Code)

(651) 355-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

On January 21, 2015, CHS Inc. (the “Company”) closed a public offering of 20,700,000 shares of its Class B Cumulative Redeemable Preferred Stock, Series 4 (the “Class B Series 4 Preferred Stock”), pursuant to an Underwriting Agreement, dated January 13, 2015 (the “Underwriting Agreement”), by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Wells Fargo Securities, LLC (“Wells Fargo”), both Merrill Lynch and Wells Fargo as representatives of the several underwriters named in Schedule A thereto (collectively, the “Underwriters”). The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

For a description of the Class B Series 4 Preferred Stock, reference is made to the description of the Class B Series 4 Preferred Stock contained under the caption “Description of Class B Series 4 Preferred Stock” in the final prospectus supplement, dated January 13, 2015, filed by the Company with the Securities and Exchange Commission on January 14, 2015 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which description is incorporated herein by reference.

The shares of Class B Series 4 Preferred Stock sold pursuant to the Underwriting Agreement were issued and sold pursuant to the Company’s effective Registration Statement on Form S-3 (File No. 333-196918).

Item 9.01          Financial Statements and Exhibits.

(d)       Exhibits

1.1                   Underwriting Agreement, dated January 13, 2015, by and among CHS Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule A thereto

4.1                   Unanimous Written Consent Resolution of the Board of Directors of CHS Inc. Relating to the Terms of the Class B Cumulative Redeemable Preferred Stock, Series 4. (Incorporated by reference to the Registration Statement on Form 8-A (File No. 001-36079), filed January 14, 2015).

4.2                   Form of Certificate Representing Class B Cumulative Redeemable Preferred Stock, Series 4. (Incorporated by reference to the Registration Statement on Form 8-A (File No. 001-36079), filed January 14, 2015).

5.1                   Opinion of Dorsey & Whitney LLP.

23.1            Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS INC.

By:	/s/ Timothy Skidmore
Timothy Skidmore Executive Vice President and Chief Financial Officer

Date: January 21, 2015